                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 2, 2004
                                                  --------------------

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-119328-02               82-0569805
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(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                     File Number)           Identification No.)

745 Seventh Avenue, New York, New York                              10019
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note
                                ----------------

     Structured Asset Securities Corporation II is filing this amendment on
April 11, 2005 to its Current Report on Form 8-K, filed with the Securities and
Exchange Commission on December 17, 2004, as amended on Form 8-K/A, filed with the Securities and Exchange Commission on February 18, 2005, to make certain amendments to Exhibit 99.1.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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     Certain of the mortgage loans backing the LB-UBS Commercial Mortgage Trust
2004-C8, Commercial Mortgage Pass-Through Certificates, Series 2004-C8 were acquired by Structured Asset Securities Corporation II as depositor (the
"Registrant") from UBS Real Estate Investments Inc. as a seller pursuant to a
Mortgage Loan Purchase Agreement dated as of November 23, 2004 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by that seller to the Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage Loan Purchase
Agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:
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     Not applicable.

(b) Pro forma financial information:
    --------------------------------

     Not applicable.

(c) Exhibits:
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Exhibit No.       Description

99.1              Mortgage Loan Purchase Agreement dated as of November 23, 2004 between UBS Real Estate Investments Inc. as seller, UBS
                  Principal Finance LLC as an additional party, and Structured
                  Asset Securities Corporation II as purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 11, 2005

                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION II

                                       By:  /s/ David Nass
                                            ----------------------------------
                                            Name:  David Nass
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX
                                  -------------

                    The following exhibit is filed herewith:

Exhibit No.                                                            Page No.

99.1              Mortgage Loan Purchase Agreement dated as of
                  November 23, 2004 between UBS Real Estate
                  Investments Inc. as seller, UBS Principal Finance
                  LLC as an additional party, and Structured Asset
                  Securities Corporation II as purchaser.

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